UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

_______________________________________

Crossroads Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15331	74-2846643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11000 North Mo-Pac Expressway #150, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 349-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 22, 2016 (the “Closing Date”), Crossroads Systems, Inc. (the “Company”) entered into a Purchase and Assignment Agreement (the “Purchase Agreement”) with StrongBox Data Systems, Inc., a Quebec corporation (“Acquirer”). David Cerf, a stockholder of Acquirer, is a former officer of the Company.

Under the Purchase Agreement, the Company sold and transferred all of the assets related to the Company’s product and support services division, including the Company’s StrongBox and SPHiNX storage solutions (the “Business”), to Acquirer. Acquirer also assumed certain liabilities of the Company related to the Business. As consideration under the Purchase Agreement, Acquirer paid the Company net proceeds equal to $1,851,944 in cash on the Closing Date.

The Purchase Agreement includes customary representations and warranties and imposes certain indemnification and other post-closing obligations on the Company and Acquirer, as more fully set forth in the Purchase Agreement. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated into this Item 2.01 by reference.

Item 8.01	Other Events.

On March 22, 2016, the Company issued a press release announcing the sale of the Business to Acquirer. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	2.1	Purchase and Assignment Agreement, dated as of March 22, 2016, by and between Crossroads Systems, Inc. and StrongBox Data Solutions, Inc.*

	99.1	Press Release, dated March 22, 2016.

*Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of such omitted schedules and other similar attachments upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2016	CROSSROADS SYSTEMS, INC.

	By:	/s/ Richard K. Coleman, Jr.
		Name:	Richard K. Coleman, Jr.
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Assignment Agreement, dated as of March 22, 2016, by and between Crossroads Systems, Inc. and StrongBox Data Solutions, Inc.*

99.1	Press Release, dated March 22, 2016.

*Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of such omitted schedules and other similar attachments upon request by the U.S. Securities and Exchange Commission.